[LETTERHEAD]

                                                               February 18, 2005

Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC 20549

Dear Sir or Madam,

      On behalf of State Street Research Master Investment Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the year ended December 31, 2004.

                                   Sincerely,


                                   /s/ Ann Collopy-Drew
                                   --------------------------------
                                       Ann Collopy-Drew

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM SE
                             Dated February 18, 2005

                                          Year
          Form N-SAR                  ended 12/31/04             811-84
--------------------------------  ---------------------  ---------------------
Report, Schedule or Statement of     Period of Report    SEC File No. of Form,
 Which the Documents Are a Part      (If Appropriate)    Schedule or Statement

  State Street Research Master Investment Trust                0000093755
--------------------------------------------------       ---------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number


--------------------------------------------------------------------------------
                    Name or Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation 8-K, the applicable Form, Schedule or Statement.


                   SIGNATURES: Complete A or B as Appropriate
                      See General Instructions to Form SE

A. FILING MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 18th day of February, 2005.

                  State Street Research Master Investment Trust
                  ---------------------------------------------
                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)


                   Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)


                   Assistant Treasurer
                   ------------------------------------------
                                     (Title


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
(Date)                                        (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

                  State Street Research Master Investment Trust
                  ---------------------------------------------
                              (Name of Registrant)

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77. B. Accountant's report on internal control

     77. C. Matters submitted to a vote of security holders